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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 15, 2004
                                                          ---------------

                           Strategic Diagnostics Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                      000-68440                56-1581761
      ---------------              ----------------         ------------------
      (State or Other              (Commission File          (I.R.S. Employer
      Jurisdiction of                   Number)             Identification No.)
      Incorporation)



                   111 Pencader Drive
                       Newark, DE                              19702
        ----------------------------------------             ---------
        (Address of Principal Executive Offices)             (Zip Code)




       Registrant's telephone number, including area code: (302) 456-6789
                                                          ----------------



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On June 15, 2004, Strategic Diagnostics Inc. issued a press release announcing the launch of its Listeria testing product and providing a financial outlook for the second quarter to end June 30, 2004. A copy of that press release is being furnished as Exhibit 99.1 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STRATEGIC DIAGNOSTICS INC.


                                        By: /s/ Stanley J. Musial
                                           ------------------------------
                                                Stanley J. Musial
                                                Chief Financial Officer


Dated:  June 16, 2004




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